Exhibit 99.1

Osiris Therapeutics, Inc. Enters Agreement to be Acquired by Smith & Nephew plc

COLUMBIA, MARYLAND, Mar. 12, 2019 — Osiris Therapeutics, Inc. (NASDAQ: OSIR), a regenerative medicine company focused on developing and marketing products for wound care, orthopedics, and sports medicine, today announced that it has entered into an agreement and plan of merger with Smith & Nephew plc pursuant to which Smith & Nephew will acquire Osiris for $19.00 per share in cash, a total of approximately $660.5 million in cash. This offer represents a 37% premium to the company’s 90-day volume-weighted average stock price. The transaction was unanimously approved by the Boards of Directors of both companies.

Peter Friedli, Chairman of the Board and co-founder of Osiris, said, “This is a very good outcome for Osiris’ shareholders. The Board concluded unanimously, after taking into account the requirements needed to take the business to the next level, that entering into this agreement represents the best way to maximize value for our stockholders.” Mr. Friedli added, “I am immensely proud of the business we have built from our research into advanced regenerative technologies. I believe Smith & Nephew is the right home for Osiris and will allow our products to reach more customers, helping to restore quality of life for more patients.”

“This agreement reflects the significant value that the Osiris team has generated for our shareholders under Peter Friedli’s leadership.  We believe this transaction will also benefit our customers, employees, and partners,” said Samson Tom, President and Chief Executive Officer of Osiris.

Completion of the transaction is expected in the second quarter of 2019, pending the successful completion of the tender offer and all other closing conditions. Osiris’ employees are expected to join Smith & Nephew on completion. Until that time, Osiris will continue to operate as a separate and independent company.

Cantor Fitzgerald & Co. rendered a fairness opinion to the Board of Directors of Osiris in connection with the transaction. Hogan Lovells US LLP is acting as legal counsel for Osiris.

Transaction Details

Under the terms of the agreement and plan of merger, Smith & Nephew has formed an acquisition subsidiary, Papyrus Acquisition Corp. (“Purchaser”), that will commence a tender offer no later than April 2, 2019 to purchase all outstanding shares of Osiris for $19.00 per share in cash, and Osiris will file a recommendation statement containing the unanimous recommendation of the Osiris Board that Osiris stockholders tender their shares to Smith & Nephew. Following the completion of the tender offer, Smith & Nephew expects to promptly consummate a merger of Purchaser and Osiris in which shares of Osiris that have not been purchased in the tender offer will be converted into the right to receive the same cash price per share as paid in the tender offer.

The tender offer and the merger are subject to customary closing conditions, including the tender of at least a majority of the outstanding Osiris shares on a fully diluted basis and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The merger agreement includes customary termination provisions for both Osiris and Smith & Nephew, including a right for either party to terminate if the transactions have not been completed by December 12, 2019.

The merger agreement provides that, in connection with the termination of the merger agreement under specified circumstances, including termination by Osiris to accept a superior proposal, Osiris will be required to pay to Smith & Nephew a fee equal to $18,682,450.

Smith & Nephew plc (LSE: SN, NYSE: SNN) is making a separate announcement regarding the transaction to its investors today.

Annual Report on Form 10-K

Osiris intends to file its Annual Report on Form 10-K for the year ended December 31, 2018 on Friday, March 15, 2019.

About Osiris Therapeutics

Osiris Therapeutics, Inc., based in Columbia, Maryland, researches, develops, manufactures, and commercializes regenerative medicine products intended to improve the health and lives of patients and lower overall healthcare costs. We have achieved commercial success with products in orthopedics, sports medicine and wound care, including the Grafix product line, Stravix®, BIO4®, and Cartiform®. We continue to advance our research and development by focusing on innovation in regenerative medicine, including the development of bioengineered stem cell and tissue-based products. Osiris®, Grafix®, GrafixPL®, GrafixPL PRIME™, Cartiform®, and Prestige Lyotechnologysm are our trademarks. BIO4® is a trademark of Howmedica Osteonics Corp., a subsidiary of Stryker Corporation. More information can be found on the Company’s website, www.osiris.com. (OSIR-G)

IMPORTANT INFORMATION

The tender offer for the shares of outstanding common stock of Osiris has not yet commenced. This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Osiris. The solicitation and offer to buy common stock of Osiris will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, Smith & Nephew Consolidated, Inc. and Papyrus Acquisition Corp. will file a tender offer statement on Schedule TO with the United States Securities and Exchange Commission (the “SEC”) and thereafter Osiris will file a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE

CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE TENDER OFFER OR WHETHER TO TENDER THEIR SHARES PURSUANT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION (INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER) AND THE PARTIES THERETO. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Osiris files with the SEC at the SEC’s website at www.sec.gov, or free of charge from Osiris at www.osiris.com or by directing a request to Osiris at OsirisPR@Osiris.com.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve substantial risks and uncertainties, including statements regarding the completion of the transaction with Smith & Nephew. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions intended to identify statements about the future. These statements speak only as of the date of this communication and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Meaningful factors which could cause actual results to differ from these forward-looking statements include, without limitation: (i) uncertainties as to the timing of the tender offer and the subsequent merger; (ii) the risk that the tender offer or the subsequent merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of Osiris’ stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for Osiris will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement dated March 12, 2019 (the “Merger Agreement”), among Smith & Nephew Consolidated, Inc., Papyrus Acquisition Corp., Osiris and Smith & Nephew plc, including in circumstances which would require Osiris to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Osiris’ ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from Osiris’ ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (x) other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Osiris’ Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 28, 2018, and risks that may be described in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Osiris with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect Osiris’ results. As a result of these factors, we cannot assure you that the forward-looking statements in this communication will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

For additional information, please contact:
Diane Savoie
Osiris Therapeutics, Inc.
(443) 545-1834
OsirisPR@Osiris.com